UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 16, 2022

Ackrell SPAC Partners I Co.

(Exact name of registrant as specified in its charter)

Delaware	001-39821	83-3237047
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2093 Philadelphia Pike #1968

Claymont, DE 19703

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (650) 560-4753

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Units, each consisting of one subunit and one-half of one warrant	ACKIU	The Nasdaq Stock Market LLC
Subunits included as part of the units, each consisting of one share of common stock, $.0001 par value, and one-half of one warrant	ACKIT	The Nasdaq Stock Market LLC
Redeemable warrants	ACKIW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 16, 2022, Ackrell SPAC Partners I Co. (the “Company”) issued an unsecured promissory note (the “Note”) in the principal amount of $1,380,000 to North Atlantic Imports, LLC (“NAI”), a Utah limited liability company d/b/a Blackstone Products. NAI, entered into a business combination agreement with the Company, among others, on December 22, 2021. The Note is non-interest bearing and payable in cash upon the closing of the Company’s initial business combination. In the event that the Company fails to complete an initial business combination prior to the deadline set forth in its governing document, no payment will be due under the Note and the principal balance of this Note will be forgiven.

In connection with the issuance of the Note, on March 21, 2022, the Company deposited an aggregate of $1,380,000 (the “Extension Payment”) into the trust account of the Company for its public stockholders, representing $0.10 per public unit, which enables the Company to further extend the period of time it has to consummate its initial business combination by three months from March 23, 2022 to June 23, 2022 (the “Extension”). The Extension is the second of up to two three-month extensions permitted under the Company’s governing documents. The Company previously extended the period of time it has to consummate its initial business combination from December 23, 2021 to March 23, 2022.

A copy of the Note is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference. The disclosure set forth in this Item 2.03 is intended to be a summary only and is qualified in its entirety by reference to the Note.

Item 7.01 Regulation FD Disclosure.

On March 21, 2022, Ackrell SPAC Partners I Co. (the “Company”) issued a press release (the “Press Release”) announcing that the Extension Payment had been made and that the Company had issued the Note to NAI in connection therewith.

A copy of the press release is furnished as Exhibit 99.1 hereto. The information in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1*	Promissory Note, dated March 16, 2022, issued by Ackrell SPAC Partners I Co. to North Atlantic Imports, LLC.
99.1	Press Release, dated March 21, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Exhibit A to this exhibit has been omitted pursuant to Item 601(b)(10)(iv) of Regulation S-K. The Company hereby agrees to furnish a copy of the omitted exhibit to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACKRELL SPAC PARTNERS I CO.

Date: March 21, 2022	By:	/s/ Long Long
		Name:	Long Long
		Title:	Chief Financial Officer

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